                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that BANCORP HAWAII, INC. (the "Company") and the undersigned, in the capacities indicated below, hereby constitute and appoint LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, DENIS K. ISONO, JOSEPH T. KIEFER, J. THOMAS VAN WINKLE, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of common stock of the Company that may be issued in connection with the Bancorp Hawaii, Inc. Director Stock Compensation Program, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Company and the undersigned in the capacities indicated below to any registration statement and any and all amendments and supplements to any registration statement (including specifically and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock to be registered thereunder) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to any registration statement, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, Bancorp Hawaii, Inc. and the undersigned have hereunto set their hands as of the 22d day of April, 1996. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.


                                  BANCORP HAWAII, INC.


                                  By  /s/ Lawrence M. Johnson
                                      --------------------------
                                      Its Chairman of the Board and
                                        Chief Executive Officer


                                  By  /s/ Richard J. Dahl
                                      --------------------------
                                      Its President



                                     Exhibit (24)


                                          .

                                  /s/ Lawrence M. Johnson
                                  ------------------------------
                                  LAWRENCE M. JOHNSON
                                  Chairman of the Board, Chief
                                  Executive Officer and Director


                                  /s/ Richard J. Dahl
                                  -----------------------------
                                  RICHARD J. DAHL
                                  President and Director


                                  /s/ David A. Houle
                                  -----------------------------
                                  DAVID A. HOULE
                                  Senior Vice President, Treasurer and Chief
                                  Financial Officer


                                  /s/ Denis K. Isono
                                  -----------------------------
                                  DENIS K. ISONO
                                  Vice President and Controller (principal
                                  accounting officer)


                                  /s/ Peter D. Baldwin
                                  -----------------------------
                                  PETER D. BALDWIN, Director


                                  /s/ Mary G.F. Bitterman
                                  -----------------------------
                                  MARY G.F. BITTERMAN, Director


                                  /s/ David A. Heenan
                                  -----------------------------
                                  DAVID A. HEENAN, Director


                                  /s/ Stuart T.K. Ho
                                  -----------------------------
                                  STUART T.K. HO, Director


                                  /s/ Herbert M. Richards, Jr.
                                  -----------------------------
                                  HERBERT M. RICHARDS, JR., Director






                                    2.

                                  /s/ H. Howard Stephenson
                                  -----------------------------
                                  H. HOWARD STEPHENSON, Director


                                  /s/ Fred E. Trotter
                                  -----------------------------
                                  FRED E. TROTTER, Director


                                  /s/ Charles R. Wichman
                                  -----------------------------
                                  CHARLES R. WICHMAN, Director


                                  /s/ Tim Yee
                                  -----------------------------
                                  TIM YEE, Director


                                    3.